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                             BARR ROSENBERG SERIES TRUST

                          SUPPLEMENT DATED OCTOBER 17, 1996 TO
                STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 5, 1996

    This Supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

    1. Under "Determination of Net Asset Value" on page 20 of the Statement of Additional Information, please add the following at the end of the last paragraph:

       "The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus."